Financial instruments and risk management	12 Months Ended
Dec. 31, 2018
Disclosure Of Financial Instruments [Abstract]
Financial instruments and risk management

30 Financial instruments and risk management

Except where stated, the information given below relates to the financial instruments of the parent companies and their subsidiaries and joint operations, and excludes those of equity accounted units. The information is grouped in the following sections:

A – Financial assets and liabilities by categories

B – Derivative financial instruments

C – Fair values

A (a) Financial assets and liabilities by categories

		IFRS 9
				Fair value	Fair value
				through other	through
			Amortised	comprehensive	profit and
		Total	cost	income	loss
At 31 December 2018	Note	US$m	US$m	US$m	US$m
Financial assets

Cash and cash equivalents	21	10,773	2,779	-	7,994
Trade and other financial receivables (a) (b)	18	3,007	2,015	-	992
Equity shares and quoted funds	20	130	-	53	77
Other investments, including loans (c)	20	2,782	6	-	2,776
Derivatives related to net debt: designated as hedges (d)	20, 24	70	-	-	70
Derivatives and embedded derivatives not related to net debt: not designated as hedges (d)	20	432	-	-	432
Embedded derivatives not related to net debt: designated as hedges (d)	20	54	-	-	54
Loans to equity accounted units including quasi equity loans		167	167	-	-
Total financial assets		17,415	4,967	53	12,395

Financial liabilities
Trade and other financial payables (e)	25	(5,552)	(5,513)		(39)
Short-term borrowings and bank overdrafts	22	(312)	(312)		-
Medium-term and long-term borrowings	22	(12,440)	(12,440)		-
Derivatives related to net debt: designated as hedges (d)	22, 24	(358)	-		(358)
Derivatives and embedded derivatives not related to net debt: not designated as hedges (d)	22	(98)	-		(98)
Embedded derivatives not related to net debt: designated as hedges (d)	22	(46)	-		(46)
Other financial liabilities	22	(666)	(666)		-
Total financial liabilities		(19,472)	(18,931)		(541)

Notes to the 2018 financial statements
continued

30 Financial instruments and risk management continued

			IAS 39
						Held to maturity
				Available		assets/other
			Loans and	for sale	Held at	financial
		Total	receivables	securities	fair value	liabilities
At 31 December 2017	Note	US$m	US$m	US$m	US$m	US$m
Financial assets
Cash and cash equivalents	21	10,550	10,550	-	-	-
Trade and other financial receivables (a) (b)	18	2,985	2,895	-	90	-
Equity shares and quoted funds	20	136	-	136	-	-
Other investments, including loans (c)	20	1,152	15	-	1,125	12
Derivatives related to net debt: designated as hedges (d)	20, 24	99	-	-	99	-
Derivatives and embedded derivatives not related to net debt: not designated as hedges (d)	20	168	-	-	168	-
Loans to equity accounted units including quasi equity loans		198	198	-	-	-
Total financial assets		15,288	13,658	136	1,482	12

Financial liabilities
Trade and other financial payables (e)	25	(5,922)			(15)	(5,907)
Short-term borrowings and bank overdrafts	22	(552)			-	(552)
Medium-term and long-term borrowings	22	(14,624)			-	(14,624)
Derivatives related to net debt: designated as hedges (d)	22, 24	(276)			(276)	-
Other derivatives and embedded derivatives: not designated as hedges (d)	22	(255)			(255)	-
Other financial liabilities	22	(345)			-	(345)
Total financial liabilities		(21,974)			(546)	(21,428)

(a)	Trade and other financial receivables comprise of trade receivables, other financial receivables, and amounts due from equity accounted units within note 18.
(b)

Under IFRS 9, provisionally priced receivables are fair valued. In the prior year, under IAS 39, only the embedded pricing derivatives, which were separated from the host receivables, were fair valued.

(c)	Other investments, including loans, comprise US$2,522 million (2017: US$958 million) of highly liquid financial assets in managed investment funds classified as held for trading.
(d)	These financial assets and liabilities in aggregate agree to total derivative financial instruments disclosed in notes 20 and 22.
(e)

Trade and other financial payables comprise trade payables, other financial payables, accruals and amounts due to equity accounted units within note 25. The trade and other payables held at fair value are valued using level 2 inputs.

A (b) Financial risk management

Objectives and policy

Rio Tinto’s policies on financial risk management are defined such that the Group has a capital structure in place to manage the organisation through the commodity cycle and that Group’s exposures may float with the market. Any exceptions to this general principle are formally approved. The Group is exposed to capital, liquidity, commodity price, credit, foreign exchange and interest rate risk. Treasury oversees the management of these risks along with the cash management and investment activities of the Group. It performs its activities in a strong control environment, within board-approved limits. These are reviewed and approved by the board at least annually.

Rio Tinto does not acquire or issue derivative financial instruments for trading or speculative purposes; nor does it believe that it has material exposure to such trading or speculative holdings through its investments in joint arrangements and associates. However, derivatives are used as and when required in order to manage the Group’s exposure in accordance with its underlying financial risk management principles. A specialist team who have the appropriate skills and experience, with oversight from the treasurer, carries this out.

Summarised below are the risks and the agreed policies to manage the risks identified above.

(i) Capital and liquidity risk management

The Group’s overriding objective when managing capital and liquidity is to safeguard the business as a going concern by maintaining a strong balance sheet whilst maximising returns for shareholders.

The board and senior management regularly review the capital structure and liquidity of the Group taking into account: the Group’s strategic priorities, the economic and business conditions, and investment opportunities that have been identified, along with the expected returns to shareholders. The board expects total cash returns to shareholders over the longer term to be in a range of 40% to 60% of underlying earnings in aggregate throughout the commodity cycle.

Their review considers various financial metrics. These include analysing net debt, gearing, the overall level of borrowings and their maturity profile, liquidity levels, total capital, future cash flows, EBITDA and interest cover ratios.

Net debt decreased from US$3.8 billion at 31 December 2017 to net cash of US$0.3 billion at 31 December 2018 as operating cash inflows and divestment proceeds were partly offset by capital expenditure and cash returns to shareholders. At 31 December 2018 net gearing was (1)% (2017: 7%) and interest cover was 22 times (2017: 14 times).

Total capital for the Group is summarised below:

		2018	2017
Total capital	Note	US$m	US$m
Equity attributable to owners of Rio Tinto (see Group balance sheet)		43,686	44,711
Equity attributable to non-controlling interests (see Group balance sheet)		6,137	6,404
Net debt	24	(255)	3,845
Total capital		49,568	54,960

Capital and liquidity risk management continued

The Group has access to various forms of financing including its US Shelf Programme, European Debt Issuance Programme, Commercial Paper and credit facilities. The Group did not issue any listed debt in 2018 under these programmes.

It also has access to a US$1.9 billion facility which was extended in 2018 and now matures in November 2021 with a one-year extension option and a US$5.6 billion facility (including a US$ denominated same day access swing-line facility) which matures in November 2022. The funds available can be used for general corporate purposes of the Group. At 31 December 2018 the facilities were undrawn.

Advances under the revolving facilities bear an interest rate per annum based on LIBOR (or EURIBOR, CDOR or BBSW in relation to any euro, Canadian dollar or Australian dollar loans respectively) plus a margin (which is dependent on the Group’s long-term credit rating as determined by Moody’s and Standard & Poor’s and the level of drawdown). The facility agreements contain no financial covenants.

The table below summarises the credit ratings attributed to the Group by Standard & Poor’s and Moody’s investor services as at 31 December.

	2018	2017
Long-term rating(a)	A/A3	A-/A3
Short-term rating(a)	A-1/P-2	A-1/P-2
Outlook	Stable/Stable	Positive/Stable

(a) On 6 February 2019 Moody's upgraded the Group's long-term credit rating to A2 and short-term credit rating to P-1 with a stable outlook.

The unified credit status of the Group is maintained through cross-guarantees whereby contractual obligations of Rio Tinto plc and Rio Tinto Limited are automatically guaranteed by the other.

During 2018, the Group redeemed bonds in aggregate with a notional principal value of US$1.9 billion (2017: US$2.5 billion) as part of the liability management programme. These bonds were issued by Rio Tinto Finance (USA) plc, Rio Tinto Finance plc and Rio Tinto Finance (USA) Limited. Due to early redemption costs this led to an aggregate cash outflow on those redemptions of US$2.0 billion (2017: US$2.7 billion) before fees.

The table below summarises the maturity profile of the Group’s financial liabilities based on contractual undiscounted payments. It will therefore not necessarily agree with the amounts disclosed in the balance sheet.

Financial liability analysis

At 31 December 2018

	Within 1	Between	Between	Between	Between
	year or on	1 and 2	2 and 3	3 and 4	4 and 5	After
	demand	years	years	years	years	5 years	Total
(Outflows)/inflows	US$m	US$m	US$m	US$m	US$m	US$m	US$m
Non-derivative financial liabilities
Trade and other financial payables	(5,129)	(423)	-	-	-	-	(5,552)
Borrowings before swaps	(312)	(562)	(166)	(660)	(741)	(10,476)	(12,917)
Expected future interest payments (a)	(651)	(653)	(636)	(630)	(586)	(4,082)	(7,238)
Other financial liabilities	(666)	-	-	-	-	-	(666)
Derivative financial liabilities (b)
Derivatives related to net debt - net settled	(36)	(36)	(36)	(36)	4	(8)	(148)
Derivatives related to net debt - gross settled (a):
– gross inflows	48	508	39	39	39	1,278	1,951
– gross outflows	(79)	(595)	(58)	(58)	(58)	(1,581)	(2,429)
Derivatives not related to net debt - net settled	(27)	(13)	(5)	(5)	(5)	(28)	(83)
Derivatives not related to net debt - gross settled:
– gross inflows	1,664	-	-	-	-	-	1,664
– gross outflows	(1,733)	-	-	-	-	-	(1,733)
Total	(6,921)	(1,774)	(862)	(1,350)	(1,347)	(14,897)	(27,151)

At 31 December 2017

	Within 1	Between	Between	Between	Between
	year or on	1 and 2	2 and 3	3 and 4	4 and 5	After
	demand	years	years	years	years	5 years	Total
(Outflows)/inflows	US$m	US$m	US$m	US$m	US$m	US$m	US$m
Non-derivative financial liabilities
Trade and other financial payables	(5,488)	(434)	-	-	-	-	(5,922)
Borrowings before swaps	(552)	(148)	(1,011)	(916)	(1,283)	(11,387)	(15,297)
Expected future interest payments (a)	(679)	(673)	(670)	(638)	(606)	(4,553)	(7,819)
Other financial liabilities	(302)	(43)	-	-	-	-	(345)
Derivative financial liabilities (b)
Derivatives related to net debt - net settled	10	10	14	11	7	36	88
Derivatives related to net debt - gross settled (a):
– gross inflows	62	62	958	44	44	1,493	2,663
– gross outflows	(82)	(82)	(1,051)	(55)	(55)	(1,741)	(3,066)
Derivatives not related to net debt - net settled	(43)	(36)	(33)	(24)	(21)	(138)	(295)
Derivatives not related to net debt - gross settled:
– gross inflows	795	-	-	-	-	-	795
– gross outflows	(802)	-	-	-	-	-	(802)
Total	(7,081)	(1,344)	(1,793)	(1,578)	(1,914)	(16,290)	(30,000)

(a)

Interest payments have been projected using interest rates applicable at the end of the applicable financial year. Where debt is subject to variable interest rates, future interest payments are subject to change in line with market rates.

(b)	The maturity grouping is based on the earliest payment date.

Offsetting and enforceable master netting agreements

Financial assets and liabilities are offset and the net amount reported in the consolidated balance sheet when there is a legally enforceable right to offset the recognised amounts and there is an intention to settle on a net basis or realise the asset and settle the liability simultaneously. There were no material amounts offset in the balance sheet and no material enforceable master netting agreements were identified.

(ii) Commodity price risk

The Group’s normal policy is to sell its products at prevailing market prices. Exceptions to this rule are subject to strict limits laid down by the board and to rigid internal controls.

The Group’s products are sold to customers under contracts which vary in tenure and pricing mechanisms, including some volumes sold in the spot market. Sales revenue may be subject to adjustment if the product specification does not conform to the terms specified in the sales contract.

Pricing for iron ore is on a range of terms, the majority being either monthly or quarterly average pricing mechanisms, with a smaller proportion of iron ore volumes being sold on the spot market.

Copper and aluminium are generally sold under contracts which vary in tenure and pricing mechanisms, with some volumes sold in the spot market. The prices are determined by reference to prevailing market prices on terminal markets, such as the London Metal Exchange (LME) and the Commodities Exchange (COMEX) in New York. Prices fluctuate widely in response to changing levels of supply and demand but, in the long run, prices are related to the marginal cost of supply. Gold is also priced in an active market in which prices respond to daily changes in quantities offered and sought. Newly mined gold is only one source of supply; investment and disinvestment can be important elements of supply and demand.

Certain of the Group’s products may be provisionally priced at the date revenue is recognised; however, substantially all iron ore and aluminium sales are reflected at final prices in the results for the period. The final selling price for all provisionally priced products is based on the price for the quotational period stipulated in the contract. Final prices for copper concentrate are normally determined between 30 and 180 days after delivery to the customer. The change in value of the provisionally priced receivable is based on relevant forward market prices and is included in sales revenue.

As at 31 December 2018, the Group had 240 million pounds of copper sales (31 December 2017: 250 million pounds) that were provisionally priced at US 277 cents per pound (2017: US 304 cents per pound). The final price of these sales will be determined during the first half of 2019. A 10% change in the price of copper realised on the provisionally priced sales, all other factors held constant, would increase or reduce net earnings by US$37 million (2017: US$41 million).

The Group is also exposed to changes in commodity prices on purchases of raw materials and consumables.

Notes to the 2018 financial statements
continued

30 Financial instruments and risk management continued

Hedging strategy

Rio Tinto’s exposure to commodity prices is diversified by virtue of its broad commodity base and the Group does not generally consider that commodity fixed price hedging would provide a long-term benefit to shareholders.

In order to mitigate the Group’s exposure to changes in the relationship between aluminium price and power prices, the Group  has a number of electricity purchase contracts which are directly linked to the daily official LME cash ask price for high grade aluminium (“LME price”) and to the US Midwest Transaction Premium (“Midwest premium”).

On transition to IFRS 9, the Group elected to apply hedge accounting to two existing embedded derivatives within the Group’s power contracts. The embedded derivatives (notional aluminium forward sales) have been designated as the hedging instrument, with the forecasted aluminium sales, priced using the LME price and the Midwest premium, representing the hedged item.

The hedging ratio is 1:1 as the quantity of sales designated as being hedged matches the notional amount of the hedging instrument. The hedging instrument’s notional amount, expressed in equivalent metric tonnes of aluminium, is derived from the expected electricity consumption under the power contracts as well as other relevant contract parameters.

When such embedded derivatives are designated as the hedging instrument in a cash flow hedge, the effective portion of the change in the fair value of the hedging instrument is recognised in other comprehensive income and accumulated in the cash flow hedge reserve. The amount that is recognised in other comprehensive income is limited to the lesser of the cumulative change in the fair value of the hedging instrument and the cumulative change in the fair value of the hedged item, in absolute terms. Any ineffectiveness relating to the hedging relationship is recognised immediately in the income statement.

Sources of ineffectiveness include: differences in the timing of the cash flows between the hedged item and the hedging instrument, non-zero initial fair value of the hedging instrument, the existence of a cap on the Midwest premium in the hedging instrument and counterparty credit risk.

The Group is holding the following notional aluminium forward sales contracts embedded in the power contracts:

At 31 December 2018	Within 1 year	Between 1 and 5 years	Between 5 and 10 years	After 10 years
Notional amount (in tonnes)	56,481	286,666	358,416	65,548
Notional amount (in US$ millions)	114	634	870	168
Average hedged rate (in US$ per tonne)	2,013	2,210	2,426	2,562

The impact of the hedging instrument on the Group balance sheet is as follows:

At 31 December 2018	Notional amount US$m	Carrying value US$m	Line item in the statement of financial position	Change in fair value used for measuring ineffectiveness for the period US$m
Aluminium embedded derivatives separated from the power contract (a)	1,786	8	Other financial asset (US$54m) and other financial liability (US$46m)	205
(a)	Aluminium embedded derivatives (forward contracts and options) are contained within certain aluminium smelter electricity purchase contracts.

The impact of the hedged item on the Group balance sheet is:

At 31 December 2018	Change in fair value used for measuring ineffectiveness for the period US$m	Cash flow hedge reserve US$m
Highly probable forecast aluminium sales	(182)	179

The effect of the cash flow hedge in the statement of profit or loss and other comprehensive income (OCI) is:

At 31 December 2018	Total hedging gain recognised in OCI US$m	Ineffectiveness recognised in profit or loss US$m	Line item in the statement of profit or loss	Amount reclassified from OCI to profit or loss US$m	Line item in the statement of profit or loss
Highly probable forecast aluminium sales	181	24	Net operating costs (raw materials, consumables, repairs and maintenance)	2	Consolidated sales revenue

There was no cost of hedging recognised during 2018 relating to this hedge relationship.

Details of commodity derivatives not designated as hedges held at 31 December 2018 are set out in section B.

Sensitivities

The Group’s commodity derivatives are impacted by changes in market prices.

The table below summarises the impact that changes in aluminium market prices have on those aluminium forward and option contracts embedded in power supply agreements outstanding at 31 December 2018. There will be an offsetting change in future Group earnings with any changes in price.

	Change in market prices	2018 US$m	2017 US$m
Effect on net earnings	+10%	(102)	(203)
	-10%	35	212
Effect on equity	+10%	(101)	-
	-10%	103	-

The Group’s “own use contracts” are excluded from the sensitivity analysis as they are outside the scope of IFRS 9. Such contracts to buy or sell non-financial items continue to be held for the purpose of the receipt or delivery of the non-financial item in accordance with the business unit’s expected purchase, sale or usage requirements.

(iii) Credit risk

Credit risk is the risk that a counterparty will not meet its obligations under a financial instrument or customer contract, leading to a financial loss. The Group is exposed to credit risk from its operating activities (primarily from customer receivables) and from its financing activities, including investments in treasury and liquidity funds, deposits with banks and financial institutions, other short-term investments, interest rate and currency derivative contracts and other financial instruments.

Credit risks related to receivables

Customer credit risk is managed by the Commercial team subject to the Group’s established policy, procedures and controls relating to customer credit risk management. Credit limits are established for all customers based on internal or external rating criteria. Where customers are rated by an independent credit rating agency, these ratings are used to set credit limits. In circumstances where no independent credit rating exists, the credit quality of the customer is assessed based on a credit rating scorecard. Outstanding customer receivables are regularly monitored and any credit concerns highlighted to senior management. Shipments to major customers are often covered by letters of credit or other forms of credit insurance.

At 31 December 2018, the Group had approximately 113 customers (2017: 115 customers) that owed the Group more than US$5 million each and these balances accounted for approximately 84% (2017: 78%) of all trade receivables. There were 17 customers (2017: 23 customers) with balances greater than US$20 million accounting for just over 34% (2017: 35%) of all trade receivables. The expected credit loss on the Group’s trade receivable portfolio is insignificant (see note 18).

Credit risk related to financial instruments and cash deposits

Credit risk from investments in government securities (primarily US Government), corporate and asset-backed securities or money market funds, and balances with banks and financial institutions is managed by Group Treasury in accordance with a board-approved policy. Investments of surplus funds are made only with approved investment grade (BBB- and above) counterparties who have been assigned specific credit limits. The board reviews these annually. The limits are set to minimise the concentration of credit risk and therefore mitigate the potential for financial loss through counterparty failure.

The maximum credit risk exposure of the Group’s financial assets at the balance sheet date is as follows:

		2018	2017
	Note	US$m	US$m
Cash and cash equivalents	21	10,773	10,550
Trade and other financial receivables	18	3,007	2,985
Investments	20	2,782	1,152
Derivative assets	20	556	267
Loans to equity accounted units		38	39
Total		17,156	14,993

(iv) Foreign exchange risk

The Group’s earnings, cash flows and shareholders’ equity are influenced by a wide variety of currencies due to the geographic diversity of the Group’s sales and the countries in which it operates. The US dollar is the currency in which the majority of the Group’s sales are denominated. Operating costs are influenced by the currencies of those countries where the Group’s mines and processing plants are located and also by those currencies in which the costs of imported equipment and services are determined. Apart from the US dollar, the Australian and Canadian dollars are the most important currencies (apart from the US dollar) influencing costs. In any particular year, currency fluctuations may have a significant impact on Rio Tinto’s financial results. A strengthening of the US dollar against the currencies in which the Group’s costs are partly denominated has a positive effect on Rio Tinto’s underlying earnings. However, a strengthening of the US dollar does reduce the value of non-US dollar-denominated net assets and therefore total equity.

Borrowings and cash are predominantly denominated in US dollars, either directly or through the use of derivatives, as it is the most appropriate currency for financing the Group’s operations.

The majority of debt and other financial assets and liabilities including intragroup balances, are held in the functional currency of the relevant subsidiary. In a small number of instances, US dollar debt and other financial assets and liabilities, including intragroup balances, are held in currencies other than the functional currency of the relevant subsidiary. This results in an accounting exposure to exchange gains and losses as the financial assets and liabilities are translated into the functional currency of the subsidiary that holds those assets and liabilities. These exchange gains and losses are recorded in the Group’s income statement except to the extent that they can be taken to equity under the Group’s accounting policy which is explained in note 1(d). The Group’s income statement includes realised and unrealised exchange gains/losses arising on US dollar external borrowings and intragroup balances in entities with a non-US dollar functional currency. On translation to the Group’s US dollar presentation currency, there is a corresponding and offsetting exchange difference on translation of these balances which is recognised directly in the currency translation reserve. There is no impact on total equity. Gains and losses on US dollar net debt and on non-trading intragroup balances are excluded from underlying earnings. Other exchange gains and losses are included in underlying earnings.

See section B for the details of cross-currency interest rate swaps relating to borrowings.

The table below summarises, by currency, the Group’s net debt, after taking into account relevant cross-currency interest rate swaps and foreign exchange contracts:

	Total	Derivatives	Cash and		Net cash/	Net cash/
	borrowings	related to net	cash	Other	(debt)	(debt)
	excluding overdrafts	debt	equivalents	investments	2018	2017
Net cash/(debt) by currency	US$m	US$m	US$m	US$m	US$m	US$m
US dollar	(12,080)	(288)	10,310	2,522	464	(3,628)
Australian dollar	(472)	-	217	-	(255)	(208)
Euro	(39)	-	17	-	(22)	(58)
South African rand	-	-	95	-	95	59
Canadian dollar	(157)	-	23	-	(134)	(148)
Other	(3)	-	110	-	107	138
Total	(12,751)	(288)	10,772	2,522	255	(3,845)

Hedging strategy

Under normal market conditions, the Group does not consider that active currency hedging of transactions would provide long-term benefits to shareholders. The Group reviews its exposure on a regular basis and will undertake hedging if deemed appropriate. Currency protection measures may be deemed appropriate in specific commercial circumstances. Capital expenditures and other significant financial items such as acquisitions, disposals, tax and dividend cash flows may be hedged subject to strict limits laid down by the board. Refer to section B for details of the cross-currency interest rate swaps, and the currency forward and option contracts used to manage the currency risk exposures of the Group at 31 December 2018.

Sensitivities

The table below gives the estimated retranslation effect on financial assets and financial liabilities, including intragroup balances, of a 10% strengthening in the closing exchange rate of the US dollar against significant currencies. 10% is the annual exchange rate movement that management deems to be reasonably probable (on an annual basis over the long run) for one of the Group’s significant currencies and as such provides an appropriate representation. Sensitivities are calculated in the functional currencies of individual Group entities. The impact of these on net earnings and underlying earnings is translated into US dollars at the year-end exchange rates present in note 41. The sensitivity associated with a 10% weakening of a particular currency would be broadly equal and opposite within equity to the figures presented below. The impact is expressed in terms of the effect on net earnings, underlying earnings and equity, assuming that each exchange rate moves in isolation. The sensitivities are based on financial assets and financial liabilities held at 31 December 2018, where balances are not denominated in the functional currency of the subsidiary or joint operation, and exclude financial assets and liabilities held by equity accounted units. These balances will not remain constant throughout 2019, and therefore the following information should be used with care.

At 31 December 2018

Gains/(losses) associated with 10% strengthening of the US dollar

			Of which
			amount
	Closing	Effect on	impacting	Impact
	exchange	net	underlying	directly
	rate	earnings	earnings	on equity
Currency exposure	US cents	US$m	US$m	US$m
Australian dollar	70	346	1	(993)
Canadian dollar	73	(82)	7	-
Euro	114	202	5	-

Notes to the 2018 financial statements
continued

30 Financial instruments and risk management continued

At 31 December 2017

Gains/(losses) associated with 10% strengthening of the US dollar

			Of which
			amount
	Closing	Effect on	impacting	Impact
	exchange	net	underlying	directly
	rate	earnings	earnings	on equity
Currency exposure	US cents	US$m	US$m	US$m
Australian dollar	78	608	47	(1,657)
Canadian dollar	79	(134)	3	-
Euro	120	165	(2)	-

10% is the annual exchange rate movement that management deems to be reasonably probable (on an annual basis over the long run) for one of the Group’s significant currencies and as such provides an appropriate representation. Sensitivities are calculated in the functional currencies of individual Group entities and the impact on net and underlying earnings translated into US dollars at the year-end exchange rates presented in note 41.

(v) Interest rate risk

Interest rate risk refers to the risk that the value of a financial instrument or cash flows associated with the instrument will fluctuate due to changes in market interest rates. The Group’s interest rate management policy is generally to borrow and invest at floating interest rates. This approach is based on the historically lower cost of borrowing at floating rates and historical correlation between interest rates and commodity prices. However, in certain circumstances the Group may elect to maintain a higher proportion of fixed-rate funding.

Hedging strategy

As noted above, the Group hedges its interest rate risk by entering into interest rate derivatives to achieve its policies. The Group reviews the positions on a regular basis. During 2018, in conjunction with its liability management programme, the Group closed out interest rate swaps with a notional principal amount of US$1.9 billion (2017: US$2.0 billion), giving rise to a net cash outflow of US$40 million (2017: US$5 million), including accrued interest of US$11 million (2017: US$2 million). The interest rate swaps were in fair value hedge relationships prior to being closed out. See section B for details of currency and interest rate swaps relating to borrowings.

At the end of 2018, US$10.2 billion (2017: US$12.5 billion) of the Group’s adjusted gross borrowings were at floating rates after taking into account interest and currency interest rate swaps, resulting in a floating to fixed debt ratio of 79% floating to 21% fixed (2017: 82% floating to 18% fixed). The weighted average maturity was approximately 11 years (2017: ten years) based on current interest rates and the carrying value of gross borrowings at the year end.

See note 22 for the details of outstanding debt and hedging arrangements with regard to debt at 31 December 2018.

Sensitivities

Based on the floating rate financial instruments outstanding at 31 December 2018, the effect on net earnings of a 100 basis point increase in US dollar LIBOR interest rates, with all other variables held constant, would be an income of US$8 million (2017: charge of US$8 million) due to the net cash position in 2018 versus the net debt position in 2017. The Group has an exposure to interest rate volatility within shareholders’ equity arising from fair value movements on derivatives in the cash flow hedge reserve. These derivatives have an underlying exposure to sterling and US dollars. With all factors remaining constant, and based on the composition of derivatives impacting the cash flow reserve at 31 December 2018, the sensitivity of a 100 basis point increase in interest rates in each of the currencies in isolation would impact equity, before tax, by a charge of US$69 million (2017: US$84 million charge) for sterling and a credit of US$78 million (2017: US$88 million credit) for US dollars. A 100 basis point decrease would have broadly the same impact in the opposite direction. These balances will not remain constant throughout 2019, and therefore this information should be used with care.

Notes to the 2018 financial statements
continued

30 Financial instruments and risk management continued

B Derivative financial instruments

The Group’s derivatives, including embedded derivatives, as at 31 December, are summarised below.

	Total fair value
	2018		2017
	Asset	Liability	Asset	Liability
	US$m	US$m	US$m	US$m
Derivatives designated as hedges
Interest rate swaps (a)	70	(137)	99	(127)
Cross-currency interest rate swaps (b)	-	(221)	-	(149)
Aluminium embedded derivatives (c)	54	(46)	-	-
Total derivatives designated as hedges	124	(404)	99	(276)

Derivatives not designated as hedges
Currency forward contracts, options and swaps	-	(68)	7	(2)
Aluminium forward contracts (d)	26	(19)	21	(9)
Aluminium embedded derivatives (c)	346	-	140	(238)
Other embedded derivatives	6	-	-	(5)
Other commodity contracts	54	(11)	-	(1)
Total derivatives not designated as hedges	432	(98)	168	(255)
Total derivative instruments	556	(502)	267	(531)

Analysed by maturity:
Less than 1 year	88	(95)	29	(50)
Between 1 and 5 years	153	(205)	31	(233)
More than 5 years	315	(202)	207	(248)
Total	556	(502)	267	(531)
Total net derivative instruments	54			(264)

		2018	2017
Reconciliation to balance sheet	Note	US$m	US$m
Non-current assets	20	468	238
Current assets	20	88	29
Current liabilities	22	(95)	(50)
Non-current liabilities	22	(407)	(481)
Total net derivative instruments		54	(264)

(a)	The interest rate swaps are used to convert certain fixed rate borrowings to a floating rate. For further details, see note 22.
(b)	The cross-currency interest rate swaps are used to convert non-US dollar denominated borrowings to either fixed or floating US dollar borrowings. For further details see note 22.
(d)

Aluminium embedded derivatives (forward contracts and options) are contained within certain aluminium smelter electricity purchase contracts. These contracts reduce the Group’s margin exposure to movements in the aluminium price.

(c)	The aluminium forward contracts are entered into to convert aluminium sales made at a fixed price to the market price (LME cash). In 2017 and 2018 these contracts were not designated as hedges.

C Fair values

The carrying amounts and fair values of all of the Group’s financial instruments which are not carried at an amount which approximates their fair value at 31 December 2018 and 31 December 2017 are shown in the following table. The fair values of the Group’s cash equivalents and loans to equity accounted units approximate their carrying values as a result of their short maturity or because they carry floating rates of interest.

		31 December 2018		31 December 2017
		Carrying	Fair	Carrying	Fair
		value	value	value	value
	Note	US$m	US$m	US$m	US$m
Short-term borrowings	22	(312)	(312)	(552)	(552)
Medium-term and long-term borrowings	22	(12,440)	(13,554)	(14,624)	(16,385)

Borrowings with a carrying value of US$7.5 billion (2017: US$9.6 billion) relate to listed bonds with a fair value of US$8.3 billion (2017: US$10.9 billion) and are categorised as level 1 in the fair value hierarchy. Borrowings with a carrying value of US$4.2 billion (2017: US$4.1 billion) relate to project finance drawn down with a fair value of US$4.6 billion (2017: US$4.7 billion) and are categorised as level 3 in the fair value hierarchy. This is because the fair value of Oyu Tolgoi’s borrowings has been estimated with reference to a market yield, the variability of which is considered a reasonable indicator, over the pre-completion period, of movements in the fair value of amounts drawn under the project finance facility. Post-completion, the fair value has been estimated with reference to the annual interest rate on each tranche of the facility, and consideration of factors that could indicate a change in the credit assessment of Oyu Tolgoi LLC as a counterparty to project finance. These considerations include in-country risk relating to the Oyu Tolgoi project, and the assumed date of transition from pre-completion to post-completion. Refer to note 31 for a description of Rio Tinto’s guarantee arrangements with respect to project finance borrowings. The remaining borrowings have a fair value measured by discounting estimated cash flows with an applicable market quoted yield and are categorised as level 2 in the fair value hierarchy.

C (a) Valuation hierarchy

The table below shows the financial instruments carried at fair value by valuation method, under IFRS 9, at 31 December 2018.

						Not held
		Total	Level 1 (a)	Level 2 (b)	Level 3 (c)	at fair value
	Note	US$m	US$m	US$m	US$m	US$m
Assets
Cash and cash equivalents		10,773	7,994	-	-	2,779
Investments in equity shares and funds		130	92	-	38	-
Other investments, including loans (d)	20	2,782	2,544	-	232	6
Trade and other financial receivables (e)	18	3,007	20	972	-	2,015
		16,692	10,650	972	270	4,800
Derivatives (net)
Forward contracts and option contracts: designated as hedges(f) (Section B)		8	-	-	8	-
Forward contracts and option contracts, not designated as hedges (f) (Section B)		334	-	(25)	359	-
Derivatives related to net debt (Section B) (g)		(288)	-	(288)	-	-

Liabilities
Trade and other financial payables	25	(5,552)	-	(39)	-	(5,513)
Total		11,194	10,650	620	637	(713)

The table below shows the financial instruments carried at fair value by valuation method, under IAS 39, at 31 December 2017.

						Not held
		Total	Level 1 (a)	Level 2 (b)	Level 3 (c)	at fair value
	Note	US$m	US$m	US$m	US$m	US$m
Assets
Cash and cash equivalents		10,550	-	-	-	10,550
Equity shares and quoted funds	20	136	88	-	3	45
Other investments, including loans (d)	20	1,152	1,037	-	88	27
Trade and other receivables (e)		2,985	-	90	-	2,895
		14,823	1,125	90	91	13,517
Derivatives (net)
Forward contracts and option contracts, not designated as hedges (f) (Section B)		(87)	-	11	(98)	-
Derivatives related to net debt (Section B) (g)		(177)	-	(177)	-	-

Liabilities
Trade and other financial payables		(5,922)	-	(15)	-	(5,907)
Total		8,637	1,125	(91)	(7)	7,610

(a)	Valuation is based on unadjusted quoted prices in active markets for identical financial instruments. This category includes listed equity shares and other quoted funds.
(b)

Valuation is based either on inputs which include quoted prices for similar instruments or identical instruments in markets which are not considered to be active, or on inputs, which are directly or indirectly based on observable market data.

(c)	Valuation is based on inputs that are not based on observable market data (unobservable inputs).
(d)

Other investments, including loans, comprise: cash deposits in rehabilitation funds, government bonds, managed investment funds and royalty receivables. The royalty receivables are valued based on future expected output as well as future expected commodity prices.

(e)

Trade receivables include provisionally priced receivables relating to sales contracts where the selling price is determined after delivery to the customer, based on the market price at the relevant quotation point stipulated in the contract. Revenue is recognised on provisionally priced sales based on the forward selling price for the period stipulated in the contract. Under IFRS 9, provisionally priced receivables at 31 December 2018 were US$889 million and were fair valued. In the prior year, under IAS 39, only the embedded pricing derivatives, which were separated from the host receivables, were fair valued (31 December 2017: US$90 million).

(f)

Level 3 derivatives consist of derivatives embedded in electricity purchase contracts linked to the LME with terms expiring between 2025 and 2030 (2017: 2018 and 2030). The embedded derivatives are measured using discounted cash flows and option model valuation techniques. Long-term embedded derivatives with a fair value of US$338 million at 31 December 2018 (2017: US$(98) million) are valued using significant unobservable inputs as the term of the derivative extends beyond the forward curve for aluminium and includes unobservable market premium prices. In valuing these derivatives, aluminium prices are flatlined beyond the market forward curve and increased by projected inflation up to the date of expiry of each contract. Future market premiums are estimated based on historical trends. The range of market prices are US$2,426 per metric tonne in 2029 to US$2,507 in 2030 (2017: US$2,679 per metric tonne in 2028 to US$2,848 in 2030).

(g)

Interest rate and currency interest rate swaps are valued using applicable market-quoted swap yield curves adjusted for relevant basis and credit default spreads. Currency interest rate swap valuations also use market-quoted foreign exchange rates. A discounted cash flow approach is applied to the cash flows derived from the inputs to determine fair value.

There were no transfers between level 1 and level 2, or between level 2 and level 3 in the year ended 31 December 2018 or in the year ended 31 December 2017.

Notes to the 2018 financial statements
continued

30 Financial instruments and risk management continued

C (b) Level 3 financial assets and financial liabilities

The table below shows the summary of changes in the fair value of the Group’s level 3 financial assets and financial liabilities.

	2018	2017
	Level 3 financial assets	Level 3 financial assets
	and financial liabilities	and financial liabilities
	US$m	US$m
Opening balance	(7)	479
Adjustment from transition to IFRS 9	19	-
Currency translation adjustments	(23)	8
Total realised gains/(losses) included in:
– consolidated sales revenue	-	1
– net operating costs	9	(5)
Total unrealised gains/(losses) included in:
- consolidated sales revenue	-	17
– net operating costs (a)	375	(508)
Total unrealised gains transferred into other comprehensive income through cash flow hedges	181	-
Additions	67	-
Disposals/maturity of financial instruments	(6)	(5)
Transfers	22	6
Closing balance	637	(7)
Total gains/(losses) for the year included in the income statement for assets and liabilities held at year end	346	(491)

Sensitivity analysis in respect of level 3 derivatives

The values of aluminium forward contracts and options that are determined using unobservable inputs are calculated using appropriate discounted cash flow and option model valuation techniques. The most significant of these assumptions relate to long-term pricing wherein aluminium prices are increased by a projected inflation after the ten-year LME curve. A 10% increase in long-term metal pricing assumptions would result in a US$22 million (31 December 2017: US$41 million) decrease in carrying value. A 10% decrease in long-term metal pricing assumptions would result in a US$14 million (31 December 2017: US$22 million) increase in carrying value.

The Group has a royalty asset arising from the sale of coal assets in prior periods. The value is determined using level 3 unobservable inputs. The main unobservable input is the long-term coal price used over the life of the royalty asset. A 15% increase in the coal spot price would result in a US$181 million increase in the carrying value. A 15% decrease in the coal spot price would result in a US$95 million decrease in the carrying value.